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                                                                      Exhibit 10


               [WEINICK SANDERS LEVENTHAL & CO., LLP Letterhead]


                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)





We consent to the use in Amendment No 1 to the Registration Statement of MedStrong International Corporation on Form SB-1 under the Securities Act of 1933 of our report dated March 12, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus.







                                       /S/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
May 25, 2001